EXECUTION VERSION

THIRD AMENDMENT TO GUARANTEE AGREEMENT

        THIS THIRD AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of March 22, 2022, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”).

W I T N E S S E T H:
WHEREAS, GP Commercial GS, LLC (f/k/a TH Commercial GS LLC) (“Seller”) and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 16, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 16, 2019, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty Agreement, dated as of September 25, 2020, and as further amended by that Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 13,2021 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, Guarantor has executed and delivered that certain Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Guarantee Agreement, dated as of December 17, 2019, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty Agreement, dated as of September 25, 2020 (as the same may be further amended, modified and/or restated from time to time, the “Guaranty”); and
WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guaranty, as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendments to Guaranty. The Guaranty is hereby amended as follows:
(a)Exhibit A to the Guaranty is hereby amended by amending and restating the definition of “Interest Expense” as follows:
“Interest Expense” shall mean, with respect to any Person in respect of any period of four consecutive fiscal quarters, ended on the last day of any fiscal quarter of such Person, determined on a consolidated basis without duplication, consolidated interest expense, whether paid or accrued, without deduction of consolidated interest income, including, without limitation or duplication, or, to the extent not so included, with the addition of: (i) interest expense associated with any interest rate hedging activity and (ii) the amortization of debt discounts by such Person, in all cases as reflected in the applicable consolidated financial statements and all as determined in accordance with GAAP.

2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment shall be duly executed and delivered by Guarantor and Buyer, and acknowledged by Seller;
(b)Buyer shall have received such other documents as Buyer may reasonably request; and
(c)Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated thereby.
3.Guarantor Representations. Guarantor hereby represents and warrants that:
(a)no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment;
(b)all representations and warranties contained in the Guaranty are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date);
(c)no amendments have been made to the organizational documents of Guarantor, Seller or Pledgor since June 28, 2017, other than those certain Certificates of Amendment filed September 3, 2019 changing the names of Seller and Pledgor and the supplemental articles filed with respect to the issuance of authorized (but previously unissued) preferred stock in the Guarantor, copies of which have been provided to Buyer; and
(d)Guarantor is duly authorized to execute and deliver this Amendment.
4.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guaranty.
5.Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
6.Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart thereof.

7.Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law. The provisions of Sections 15 and 17 of the Guaranty are incorporated herein by reference.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty as amended hereby, unless the context expressly requires otherwise.
11.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Buyer under the Guaranty or any other Transaction Document, (ii) constitute a waiver of any provision in the Guaranty or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Buyer to determine that a Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred or (iv) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Guaranty or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By: /s/ PRACHI BANSAL
Name: Prachi Bansal
Title: Authorized Signatory

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

SELLER:

GP COMMERCIAL GS LLC, a Delaware limited liability company

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

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